                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report:  February 6, 1998


                             Intercell Corporation
         -------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


        Colorado                       0-14306                 84-0928627
        --------                       -------                 ----------
        (State of                    (Commission               (IRS Employer
       incorporation)                File Number)            Identification No.)




                         370 Seventeenth Street, Suite
                             3580 Denver, Colorado
                                     80202
       -----------------------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code: (303) 592-1010

                                Not Applicable
                 _____________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

     Effective February 6, 1998, Intercell Corporation (the "Company") sold, transferred and delivered all of the issued and outstanding shares of the capital stock of its wholly-owned subsidiary California Tube Laboratory, a California corporation ("CTL") to an unrelated third party, Jaymark, Inc., a California corporation, (the "Buyer"), pursuant to the terms and conditions set forth in that certain Stock Purchase Agreement (the "Stock Purchase Agreement") dated February 6, 1998 between the Company, CTL and Buyer and the additional agreements contemplated therein (the "Transaction"). In accordance with the terms and provisions of the Stock Purchase Agreement the Company sold, transferred and delivered to the Buyer all of the issued and outstanding shares of common stock, of the Company's wholly-owned subsidiary CTL (the "CTL Stock").

     As consideration for the CTL Stock, rights and agreements conveyed by the Company to the Buyer, the Buyer paid the following consideration, delivered the following documents and took the following actions, among others (collectively, the "Purchase Price"):

          (a) delivered to the Company One Million Five Hundred Thousand Dollars ($1,500,000) in cash;

          (b) paid to Chicago Title Company as escrow agent, Two Hundred Thousand Dollars ($200,000) in cash pursuant to section 11.8(b) of the Stock Purchase Agreement, of which Buyer has a claim of $184,542 against the escrow resulting in a balance of $15,458; and

          (c) delivered to the Company an unsecured promissory note, in the principal sum of $500,000, with simple interest on the principal amount at a rate of three (3%) per annum, contingent upon the satisfaction of certain specified conditions relating to the investigation and remediation of certain hazardous substances contamination affecting the Santa Cruz location at which CTL conducted its business until January 1998, pursuant to section 11.8(a) of the Stock Purchase Agreement and that certain environmental remediation and indemnification agreement.

     The Company and the Buyer determined the amount of the total consideration paid by the Buyer to the Company for the CTL Stock by arm's length negotiations.

            PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     The following unaudited pro forma condensed consolidated financial statements present pro forma financial information for the Company giving effect to the transaction described in Item 2. The unaudited pro forma condensed consolidated balance sheet as of December 31, 1997 is presented as if the sale of the Company's ownership in CTL had been consummated on December 31, 1997.
The unaudited pro forma condensed consolidated statement of operations for the year ended September 30, 1997 and the three months ended December 31, 1997 give effect to the sale of CTL as if the transaction had been consummated on October 1, 1996 and October 1, 1997 respectively.

     The following unaudited pro forma condensed consolidated financial information and notes thereto do not purport to represent what the Company's results of operations or financial position would have been if such Transaction had in fact occurred on such dates and should not be viewed as predictive of the Company's financial results or condition in the future. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements of the Company and subsidiaries in the Company's Annual Report on Form 10-K for the year ended September 30, 1997 and Quarterly Report on Form 10-Q for the period ending December 31, 1997.

                                           INTERCELL CORPORATION AND SUBSIDIARIES
                                                     UNAUDITED PRO FORMA
                                                 CONSOLIDATED BALANCE SHEET
                                                      DECEMBER 31, 1997

                                                                  INTERCELL             PRO FORMA                 PRO FORMA
                                                                 CORPORATION           ADJUSTMENTS              CONSOLIDATED
ASSETS
Current assets:
   Cash                                                         $    974,000              ($30,654) 1
                                                                                         1,500,000  1           $  2,443,346
   Accounts receivable, net of reserves                              932,000              (887,080) 1                 44,920
   Note receivable Jaymark                                                                 500,000  1                500,000
   Escrow account Jaymark                                                                   15,458  1                 15,458
   Inventories                                                       799,000              (720,317) 1                 78,683
   Prepaid expenses and other current assets                         142,000                                         142,000
   Land available for sale                                         1,424,000                                       1,424,000
                                                                ------------           -----------              ------------
   Total current assets                                            4,271,000               377,407                 4,648,407

Property, plant and equipment, net of                              2,135,000            (1,451,342) 1                683,658
  accumulated depreciation
Other assets:
   Investments                                                       285,000                                         285,000
   Goodwill and other intangible assets                              250,000              (119,675) 1                130,325
                                                                ------------           -----------              ------------
   Total other assets                                                535,000              (119,675)                  415,325
                                                                ------------           -----------              ------------
Total assets                                                    $  6,941,000           ($1,193,610)             $  5,747,390
                                                                ============           ===========              ============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Notes payable, short term                                       1,648,000                                       1,648,000
   Notes payable, related party                                      135,000                                         135,000
   Accounts payable and accrued liabilities                        2,575,000              (413,445) 1              2,161,555
   Contingent liabilities                                            382,000                                         382,000
   Covenant lease payable                                             96,000                                          96,000
                                                                ------------             ---------              ------------
   Total current liabilities                                       4,836,000              (413,445)                4,422,555

Long-term liabilities:
   Convertible debenture                                           1,485,000                                       1,485,000
   Long-term debt, less current portion                               16,000                                          16,000
                                                                ------------           -----------              ------------
   Total long-term liabilities                                     1,501,000                     0                 1,501,000

Stockholders' equity:
   Convertible preferred stock; 10,000,000 shares authorized:
    Series B; 5 shares issued and outstanding as of
     December 31, 1997                                                40,000                                          40,000
     (liquidation preference of $56,250)
    Series C; 167 shares issued and outstanding as of
     December 31, 1997                                             1,252,000                                       1,252,000
     (liquidation preference of $1,878,750)
    Series D; 1,080 shares issued and outstanding as of
     December 31, 1997                                             2,401,000                                       2,401,000
     (liquidation preference of $2,700,000)
   Warrants to acquire common stock                                3,075,000                                       3,075,000
   Common stock; no par value; 100,000,000 shares authorized;
    31,262,075 shares outstanding as of December 31, 1997         21,093,750                                      21,093,750
   Additional paid in capital                                      2,996,000                                       2,996,000
   Deferred compensation                                              (3,000)                                         (3,000)
                                                                                           (44,642) 1
   Accumulated deficit                                           (30,250,750)             (735,523) 1            (31,030,915)
                                                                ------------           -----------              ------------
   Total stockholders' equity                                        604,000              (780,165)                 (176,165)

Total liabilities and stockholders' equity                      $  6,941,000           ($1,193,610)             $  5,747,390
                                                                ============           ============             ============
                                See notes to unaudited pro forma consolidated financial statements

                    INTERCELL CORPORATION AND SUBSIDIARIES
                              UNAUDITED PRO FORMA
                     CONSOLIDATED STATEMENT OF OPERATIONS
                     THREE MONTHS ENDED DECEMBER 31, 1997

                                                                  INTERCELL             PRO FORMA                PRO FORMA
                                                                 CORPORATION           ADJUSTMENTS              CONSOLIDATED
Net sales                                                       $  2,055,000           ($1,302,333) 2           $    752,667
Cost of goods sold                                                 1,812,000              (938,774) 2                873,226
                                                                ------------           -----------              ------------

Gross profit                                                         243,000              (363,559)                 (120,559)
General and administrative expense                                 3,218,750              (119,186) 2              3,099,564
Research and development expense                                      15,000                                          15,000
                                                                ------------           -----------              ------------

Loss from operations                                              (2,990,750)             (244,373)               (3,235,123)

Other income/ (expense)                                               (8,000)               (1,404) 2                 (9,404)
                                                                ------------           -----------              ------------

Loss from continuing operations                                   (2,998,750)             (245,777)               (3,244,527)

Loss on disposal of discontinued operations                     ------------               (44,642) 2                (44,642)
Net loss                                                          (2,998,750)             (290,419)               (3,289,169)

Deemed preferred stock dividend relating to in-the-money conversion terms

Accretion on preferred stock                                          35,000                                          35,000
                                                                ------------           -----------              ------------

Net loss applicable to common stockholders                       ($3,033,750)             (290,419)              ($3,324,169)
                                                                ============           ===========              ============

Net loss per common share:
Continuing operations                                                  (0.10)                                          (0.11)
                                                                        ====                                            ====
Discontinued operations                                                                                                    *
Net loss per common share                                              (0.10)                                          (0.11)
                                                                        ====                                            ====

Weighted average number of common shares outstanding              29,481,871                                      29,481,871
                                                                ============                                    ============

*   less than $0.01 per share

      See notes to unaudited pro forma consolidated financial statements.

                                              INTERCELL CORPORATION AND SUBSIDIARIES
                                                        UNAUDITED PRO FORMA
                                               CONSOLIDATED STATEMENT OF OPERATIONS
                                                   YEAR ENDED SEPTEMBER 30, 1997

                                                                  INTERCELL              PRO FORMA                 PRO FORMA
                                                                 CORPORATION            ADJUSTMENTS               CONSOLIDATED

Net sales                                                       $   7,729,000           ($4,655,007) 3           $   3,073,993
Cost of goods sold                                                  8,029,000            (3,738,986) 3               4,290,014
                                                                -------------           -----------              -------------

Gross profit                                                         (300,000)             (916,021)                (1,216,021)

General and administrative expense                                  9,077,000              (789,524) 3               8,287,476
Research and development expense                                    3,340,000                                        3,340,000
Impairment charge relating to write-off of intangible               2,300,000                                        2,300,000
 assets
Impairment charge on investment in and advances to ITC                835,000                                          835,000
Loss on abandonment of assets                                         801,000                                          801,000
                                                                -------------           -----------              -------------

Loss from operations                                              (16,653,000)             (126,497)               (16,779,497)

Other income/ (expense)                                                 8,000               (29,802) 3                 (21,802)
                                                                -------------           -----------              -------------

Loss from continuing operations                                   (16,645,000)             (156,299)               (16,801,299)
Loss on disposal of discontinued operations                                                 (55,358) 3                 (55,358)
                                                                -------------           -----------              -------------

Loss before income tax                                            (16,645,000)             (211,657)               (16,856,657)

Minority interest's share of loss in consolidating subsidiary         164,000                                          164,000
                                                                -------------                                    -------------

Net loss                                                          (16,481,000)                                     (16,692,657)

Deemed preferred stock dividend relating to
   in-the-money conversion terms                                    1,072,000                                        1,072,000

Accretion on preferred stock                                          460,000                                          460,000
                                                                -------------           -----------              -------------

Net loss applicable to common stockholders                       ($18,013,000)             (211,657)              ($18,224,657)
                                                                  ===========               =======                 ==========
Net loss per common share:
Continuing operations                                                   (0.99)                                           (1.01)
                                                                         ====                                             ====
Discontinued operations                                                                                                      *
Net loss per common share                                               (0.99)                                           (1.01)
                                                                         ====                                             ====
Weighted average number of common shares outstanding               18,114,038                                       18,114,038
                                                                  ===========                                       ==========

                                See notes to unaudited pro forma consolidated financial statements.

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. To record the cash, notes and escrow account received, assets and liabilities disposed of, and a $44,642 loss on sale of California Tube Laboratory, Inc. assuming the sale occurred on December 31, 1997. (Actual loss incurred on the February 6, 1998 sale was $75,700).

2. To eliminate the operations of California Tube Laboratory, Inc. from the consolidated statement of operations of the Company for the three months ended December 31, 1997 and to record a loss on the disposal, assuming the sale had occurred on October 1, 1997.

3. To eliminate the operations of California Tube Laboratory, Inc. from the consolidated statement of operations of the Company for the year ended September 30, 1997 and to record a loss on disposal, assuming the sale had occurred on October 1, 1996.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      B.  Pro Forma Financial Information.

          The pro forma financial information on the Transaction is contained in
          Item 2 of this Report.

      C.  Exhibits.

          2.01 Stock Purchase Agreement dated February 6, 1998 by and among Intercell Corporation, California Tube Laboratory and Jaymark, Inc.

          10.01 Side Letter Agreement and Security Agreement dated as of January 30, 1998 between Intercell Corporation and Jaymark, Inc.

          10.02 Environmental Remediation and Indemnity Agreement dated as of February 6, 1998 by and among Intercell Corporation, California Tube Laboratory, and Jaymark, Inc.

          10.03 Promissory Note dated as of February 6, 1998 between Intercell Corporation and Jaymark, Inc.

          10.04 Indemnity escrow agreement dated as of February 6, 1998 by and among Intercell Corporation, Jaymark, Inc. and Chicago Title Company.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INTERCELL CORPORATION



Date:   September 22, 1998    By: /s/  Paul H. Metzinger
                                  ----------------------
                                  Paul H. Metzinger, Chief Executive Officer and
                                   President

                               LIST OF EXHIBITS


     2.01 Stock Purchase Agreement dated February 6, 1998 by and among Intercell Corporation, California Tube Laboratory and Jaymark, Inc.

     10.01 Side Letter Agreement and Security Agreement dated as of January 30, 1998 between Intercell Corporation and Jaymark, Inc.

     10.02 Environmental Remediation and Indemnity Agreement dated as of February 6, 1998 by and among Intercell Corporation, California Tube Laboratory, and Jaymark, Inc.

     10.03 Promissory Note dated as of February 6, 1998 between Intercell Corporation and Jaymark, Inc.

     10.04 Indemnity escrow agreement dated as of February 6, 1998 by and among Intercell Corporation, Jaymark, Inc. and Chicago Title Company.